                                                            EXHIBIT 99.1
                        MONTHLY CERTIFICATEHOLDERS' STATEMENT

                              J. C. PENNEY COMPANY, INC.
                           __________________________________

                             JCP MASTER CREDIT CARD TRUST
                           __________________________________

                           8.95% ASSET BACKED CERTIFICATES
                                       SERIES B
                                 CUSIP NO. 466115AB8


          Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of October 15, 1997 (as amended, the "Pooling and Servicing Agreement"), by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1999, and with respect to the performance of the Trust during the month of March, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


     A.   Information Regarding the Current Monthly Distribution
          ______________________________________________________
          (Stated on the Basis of $1,000 Original Certificate
          ____________________________________________________
          Principal Amount) for this Series.
          __________________________________

          1.   The total amount of the distribution to
               Certificateholders per $1,000 original
               Certificate Principal amount............     $        7.46

          2.   The amount of the distribution set
               forth in paragraph 1 above allocable to
               Certificate Principal, per $1,000
               original Certificate Principal amount.....   $        0.00

          3.   The amount of the distribution set forth
               in paragraph 1 above allocable to
               Certificate Interest, per $1,000
               original Certificate Principal amount.....   $        7.46


     B.   Information Regarding the Performance of the Trust.
          ___________________________________________________

          1.   Collection of Principal Receivables
               ___________________________________

               (a)  The aggregate amount of Collections of
                    Principal Receivables processed which
                    were allocated in respect of the
                    Certificates of this Series.........    $  69,166,439

               (b)  The Discounted Percentage in Respect
                    of the Collections of Principal
                    Receivables set forth in paragraph
                    1.(a) above.........................            0.00%

               (c)  The net amount of Collections of
                    Principal Receivables processed which
                    were allocated in respect of the
                    Certificates of this Series.........    $  69,166,439

          2.   Collection of Finance Charge Receivables
               ________________________________________

               (a)  The aggregate amount of Collections
                    of Finance Charge Receivables
                    processed which were allocated in
                    respect of the Certificates of this
                    Series.....................             $   6,929,947

               (b)  The aggregate amount of Discount
                    Option Receivable Collections which
                    were allocated in respect of the
                    Certificates of this Series.........    $        0.00

               (c)  The portion of Collections of Finance
                    Charge Receivables set forth in
                    paragraph 2.(a) above which were
                    allocated in respect of the
                    Certificates of other Series........    $        0.00

               (d)  The net amount of Collections of
                    Finance Charge Receivables which
                    were allocated in respect of the
                    Certificates of this Series.........    $   6,929,947

          3.   Net Recoveries
               ______________

               The aggregate amount of Net Recoveries
               which were allocated in respect of the
               Certificates of this Series...............   $        0.00


          4.   Principal Receivables in the Trust
               __________________________________

               (a)  The aggregate amount of Principal
                    Receivables in the Trust as of the
                    end of the day on the last day of
                    such month (which reflects the
                    Principal Receivables represented
                    by the JCPR Amount and by the
                    Aggregate Investor Amount)...........  $1,421,317,175

               (b)  The amount of Principal Receivables
                    in the Trust represented by the
                    Aggregate Investor Amount as of
                    the end of the day on the last day
                    of such month.......................   $1,142,682,926

               (c)  The Aggregate Investor Amount set
                    forth in paragraph 4(b) above as a
                    percentage of the aggregate amount
                    of Principal Receivables set forth
                    in paragraph 4(a) above.............           80.40%

               (d)  The Aggregate Investor Amount for
                    this Series as a percentage of the
                    aggregate amount of Principal
                    Receivables in the Trust as set
                    forth in paragraph 4(a) above.......           24.63%

          5.   Delinquent Balances
               ___________________

               The aggregate amount of outstanding
               balances in the Accounts in the Trust
               which were delinquent as of the end of
               the day on the last day of such month:
                                                                   Aggregate
                                                                     Account
                                                                     Balance
                                                                     _______

                  (a)     1 month:............................ $  52,352,636
                  (b)     2 months:...........................    19,551,584
                  (c)     3 months:...........................    13,178,701
                  (d)     4 months:...........................    10,236,606
                  (e)     5 months:...........................           723
                  (f)     6 or more months:...................             0

                                                      Total:   $  95,320,250

             6.   Investor Default Amount
                  _______________________

                  The aggregate amount of the Investor
                  Default Amount which was allocated in
                  respect of the Certificates of this
                  Series....................................   $   1,233,469

             7.   Investor Charge Offs;
                  _____________________
                  Reimbursement of Charge Offs
                  ____________________________

                  (a)  The aggregate amount of Investor
                       Charge Offs which was allocated
                       in respect of the Certificates of
                       this Series.........................    $        0.00

                  (b)  The amount of the Investor Charge
                       Offs set forth in paragraph 7(a)
                       above, per $1,000 original
                       Certificate Principal amount
                       (which will have the effect of
                       reducing pro rata, the amount of
                       each Certificateholder's
                       investment) allocated to this
                       Series..............................    $        0.00

                  (c)  The aggregate amount reimbursed
                       to the Trust in the current month
                       from drawings under the Letter of
                       Credit in respect of Investor
                       Charge Offs in prior months.........    $        0.00

                  (d)  The amount set forth in paragraph
                       7(c) above, per $1,000 original
                       Certificate Principal amount
                       (which will have the effect of
                       increasing, pro rata, the amount
                       of each Certificateholder's
                       investment) allocated to this
                       Series..............................    $        0.00

             8.   Investor Monthly Servicing Fee
                  ______________________________

                  The amount of the Investor Monthly
                  Servicing Fee for this Series for the
                  preceding Monthly Period payable by
                  the Trust to the Servicer.................   $     218,750

             9.   Investor Monthly Facility Fee
                  _____________________________

                  The amount of the Investor Monthly
                  Facility Fee for this Series for the
                  preceding Monthly Period payable by the
                  Trust to JCPR.............................   $     364,583

             10.  Available L/C Amount
                  ____________________

                  The Available L/C Amount as of the
                  close of business on the Distribution
                  Date specified above for this Series......   $  42,000,000


        C.   The Pool Factor.
             ________________

                  The Pool Factor (which represents the
                  ratio of the Adjusted Investor Amount
                  for this Series as of the end of the
                  last day of such month to the
                  applicable Initial Investor Amount).
                  (The amount of a Certificateholder's
                  pro rata share of the Investor Amount
                  can be determined by multiplying the
                  original denomination of the Holder's
                  Certificate by the Pool Factor)...........        1.000000

                             J. C. PENNEY COMPANY, INC.,
                                     as Servicer


                             By:      /s/ M. Rich
                               ________________________
                               Title: Credit Controller